Exhibit 23.0



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation by reference into the previously filed Registration Statements on Form S-8 (Nos. 333-66271 and 333-84785) of West Essex Bancorp, Inc. (the "Company") of our report dated January 28, 2002, included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.



                                             /s/ Radics & Co., LLC
                                             ---------------------
                                             Radics & Co., LLC



March 29, 2002
Pine Brook, New Jersey